Board and Management Presentation to
RiskMetrics Group
April 9, 2009
Jennifer Salopek
Non-Executive Chairman
Michael Blitzer
Director
John Goodman
Chief Executive Officer
Emilia Fabricant
President & Chief Merchandising Officer
Fred Silny
Chief Financial Officer
Exhibit 99.1

Important Notices
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:
Except for the historical information
contained herein, this press release contains forward-looking statements. Such statements include, but are not limited to, the results of our process for evaluating strategic alternatives for the Company and expectations regarding future growth and benefits from the Company’s strategic plan, and new management team, as well as projections of the Company’s second quarter and third quarter financial results.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the Company will not receive indications of interest from potential purchasers or will not receive indications of interest that the Board considers acceptable, the Company will not achieve anticipated financial results or be able to execute its new strategic plan as intended, the Company will not open new Charlotte Russe stores or remodel existing stores in the numbers or on the schedule anticipated, general and regional economic conditions, industry trends, consumer demands and preferences, competition from other retailers and uncertainties generally associated with women’s apparel and accessory retailing. A description of these factors, as well as others that could affect the Company’s business, is set forth in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the
Securities and Exchange Commission.
IMPORTANT INFORMATION: Charlotte Russe Holding, Inc. filed a definitive proxy statement with the U.S. Securities and Exchange Commission on March 23, 2009 relating to Charlotte Russe’s solicitation of proxies from the stockholders of Charlotte Russe with respect to the Charlotte
Russe 2009 annual meeting of stockholders. Charlotte Russe and its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of proxies for the 2009 annual meeting. The proxy statement contains detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Charlotte Russe’s stockholders.
Charlotte Russe has filed a proxy statement and other relevant documents, including a white proxy card. CHARLOTTE RUSSE ADVISES SECURITY
HOLDERS TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT HAVE BEEN AND WILL BE FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Charlotte Russe’s proxy statement and other relevant documents may be obtained without charge from the SEC’s website at www.sec.gov and from Charlotte Russe at www.charlotterusse.com. You may also obtain a free copy of Charlotte Russe’s definitive proxy statement by writing to the Corporate Secretary at 4645 Morena Boulevard, San Diego,
California 92117.

Agenda
Introduction to Charlotte Russe
Timeline
Legacy Issues
Experienced Management Team
Transforming Charlotte Russe
New Strategic Plan
Results
Sale Process: Working to Maximize Shareholder Value
Response to Allan Karp Proxy Challenge
Experienced Board and Best Practices Corporate Governance
Summary

Introduction to Charlotte Russe
Mall-based specialty retailer for fashion-savvy women in teens and twenties
Operates 496 stores in 45 states and Puerto Rico
Provider of fashion-forward, value-priced apparel and accessories with focus on lifestyle trends
Merchandise sold under well-known proprietary labels Charlotte Russe,
Refuge, blu Chic and People’s Liberation (Fall ’09)
Board and management are addressing significant legacy issues from
Karp-era that were eroding shareholder value
Karp’s agenda would turn back the clock and block value-creating initiatives
Why We’re Here

Charlotte Russe Timeline
1975 1997 1999 2006 2007
New Director Entered
Karp/Old Management Related Actions
New Board/New Management Related Actions
Charlotte Russe founded in Carlsbad
Charlotte Russe completes
initial public offering
7/07 - Karp resigns
from Board
11/07 - Karp seeks
to buy Company
2/07 – SKM sells remaining
stake at near-peak price
11/06 - Old management
forecasts double-digit
operating margins
7/08-8/08 –Old
management team
leaves Company
3/09 - Karp submits nominees to Board; Declines to
participate in competitive sale process
2/07 - Board questions business performance
and absence of long-range strategy
7/07 –Old
management
retracts operating
margin goal
1/08 - Board retains Marak on to advise
on development of a strategic plan
8/07 - Board increasingly concerned over
deterioration of key business metrics
1/09 - Board
announces
evaluating strategic
alternatives,
including possible
sale
2009
+370 stores added
8/08 – 12/08 - Company takes
significant markdowns to
address legacy inventory
issues and store impairment
charges to recognize poor
profitability of the fleet
Saunders Karp Megrue
(SKM) acquires 95% of
Charlotte Russe (35 stores)
10/07 – Board initiates a strategic review of
the business
11/08 - Karp publicly announces second
attempt to buy Company;  Files 13-D days
later suggesting lower price; withdraws offer
11/08 - Board names new management
team to advance strategic plan
2008

Legacy Issues
From Charlotte Russe IPO in 1999 through 2007, Allan Karp was a Board member and single largest shareholder in the Company
Karp controlled 2 of 4 independent Board seats and was considered by other directors to be the de facto leader of Board as Company carried out strategy to boost top-line growth by expanding fleet (adding 370 new stores in 8 years, a 10-fold increase)
In mid-2006, old management team set goal of delivering double-digit operating margins.  Later it said it could achieve operating margins of 10% or better within 12 to 18 months
Stock prices were near historic highs in early 2007 while margin predictions were in effect; During t his period, Karp sold substantially all his shares at high prices and shortly thereafter resigned from the Board
Downward revision of operating margin guidance by old management team in July ’07 negatively impacted Charlotte Russe stock price
Poor merchandising left Charlotte Russe competitively challenged
New Board recognized eroding value, challenged old management team
In reality, rapid store growth and drive for short-term results saddled Company with abundance of oversized stores in sub-par locations with unfavorable leases and led to declining per store productivity (lowest sales per square foot of its peer group)

Lowest Sales Per Square Foot
Rapid store expansion and large store format left Company with lowest sales per square foot of its competitor group
Teen Apparel Sales/Square Foot*
Urban Outfitters 620.0
Bebe 586.0
Aeropostale 572.0
J. Crew Group 551.0
American Eagle Outfitters 521.0
Guess? 504.0
Hot Topic 480.0
Abercrombie & Fitch 438.0
Zumiez 424.0
Buckle 423.0
dELiA*s 350.0
Pacific Sunwear 350.0
Wet Seal 300.0
Tween Brands 255.0
Charlotte Russe 253.0
*Compiled from recent SEC filings and industry research (see addendum)

7 No cohesive fashion point of view, too much inventory and poor store layout was turning off customers and eroding value Poor Merchandising

Addressing Legacy Issues
Mid-2007, the Board moves aggressively to address deteriorating business conditions caused by rapid expansion, inadequate controls and poor merchandising
Initiates comprehensive review of business model, performance and strategic direction; hires
Marakon (retail consultant) to assist as it considers new strategic approach
Board determines more discipline against basic retail operating metrics would improve performance and profitability
In Mid-2008, Board develops new five-pronged strategy to correct legacy of errors and solve operational, merchandising and inventory performance issues that kept Company from achieving full potential
Summer 2008, Board determines transforming Charlotte Russe requires different management skill set; Old management team departs; Board steps in on interim basis while conducting search for experienced new team to lead transformation, instill business process discipline and address new competitive challenges
Interim management and Board elect to take significant markdowns to address legacy inventory issue and store impairment charges (additional markddowns required in subsequent quarters)
November 2008, Board hires new team with extensive operations, merchandising and financial expertise to advance strategic plan

Hires Highly-Experienced Management Team
John Goodman
Chief Executive Officer
Emilia Fabricant
President and CMO
Fred Silny
Chief Financial Officer
Accomplished merchant and
operator with 25 years experience
in the department, specialty, mass,
and mid-tier channels
Proven track record identifying and
exploiting long-term operational &
structural opportunities
Merchandising, product
procurement, store management,
real estate development, inventory
control and brand management
expertise
Junior (fast-fashion) experience at
Kmart and Mervyns
Accomplished and innovative retail
industry executive
Savvy merchandiser
Extensive women’s designer
specialty and department store
experience defining & building
brands; Developing effective
merchandising, marketing,
sourcing and e-commerce
strategies; Expanding market
penetration; Boosting brand
recognition and maximizing vendor
and supplier relationships
Contemporary (fast-fashion)
experience at Barneys New York
Accomplished executive with
proven financial experience
Established track record of instilling
financial discipline and
implementing procedures to
enhance operational efficiency
Strong strategic focus, history of
seeking the best returns on
invested capital
30 years experience mostly in retail
and consumer products; 5 years
experience in junior (fast-fashion)
at Guess?
They joined Edward Wong, Chief Operating Officer and Sandra Tillett, Executive Vice
President, Director of Stores to form highly-qualified leadership team with +100 years of experience at leading retailers, including Mervyns, Dockers, Kmart, Gap, Old Navy,
Banana Republic, Bloomingdale’s, Cadeau Maternity, Barneys New York and Guess?

Transforming Charlotte Russe

Transforming Charlotte Russe into a Top-tier Retailer:
Management Team Achieving Results from Five Point Initiatives
Relaunching Charlotte Russe as leading brand to better serve current customers and capture expanded base through enhanced design, quality and style
Brand
Positioning
Merchandise
Assortment
Enhancing product mix through improved planning, production, design and execution
Inventory
Optimization
Refining buying process and bring greater level of discipline to inventory planning and allocation
Real Estate
Productivity
Pursuing more proactive approach to managing fleet and maximizing unit level contribution and return on invested capital
Utilizing disciplined return oriented approach to capital utilization
Capital
Utilization

Significant Progress in Advancing the Plan
Strengthening brand positioning to achieve larger market share of more affluent 21-29 year-old while maintaining leading position with 16-24 year old value conscious shopper
Enhancing shopping experience through a more boutique environment to increase customer conversion
Developing market plan (inside and outside store) to build awareness around new brand positioning
Ensuring full alignment of all customer facing elements (store design, staff, website, etc.) with brand positioning
Creating a service proposition that is more engaging, trend focused and distinctive
Enhancing merchandising processes through new in-store tools and capabilities
Entering strategic partnerships that increase brand credibility among target customers (i.e. People’s Liberation)

Significant Progress in Advancing the Plan
Cultivating merchandising, planning and production team to work cohesively with one vision to deliver brand with single strategic point of view
Merchandising and marketing clothes as collections and outfits versus individual pieces
Enhancing fashion quality, fit selection and profitability of some key product categories
Creating sourcing model that optimizes balance between speed to market, gross margin and quality
Establishing assortment planning process tool to execute more accurate strategies by category attributes
Developing product offer that is tailored across store clusters based on differences in customer needs and historical store performance
Managing delivery flows by shortening deliveries from eight weeks to six
Increasing footwear sales through improved assortment planning and inventory management and further emphasis on customer service model
Offering 30% fewer style and color choices in March 2009 than a year ago
Better matching our merchandise with current fashion trends at lower inventory levels
Full-price, non clearance sell through for March 2009 improved by 180 basis points versus a year ago despite the current poor retail environment and the Easter shift

Significant Progress in Advancing the Plan
Focusing marketing and visual representation on delivering absolute clarity of
Charlotte Russe offer and brand positioning to the customer
Ensuring look and feel of brand reflected in store environment and online
Developing new standards for floor set calendar to maximize inventory flow coordinated with marketing and mannequin changes
Utilizing aspirational marketing that demonstrates versatility of product to customer
Adjusting inventory levels and flow (by store) to maximize shoppability of fixtures
Upgrading product knowledge among team members
Enhancing denim as competitive differentiation for Charlotte Russe
Delivering a broader denim offer that increases current 4% “wallet” share among customer base
Increased initial mark-up percentage of Refuge (now majority of denim business at
$29.99) through greater import penetration
Expanded into higher price premium denim through exclusive People’s Liberation partnership to fulfill customers’ needs and grow market share

15 Improved Merchandising

Significant Progress in Advancing the Plan
Enhancing profitability of real estate
Negotiating rent relief, savings of $2.3M to date
Renegotiating existing store leases, as appropriate
Structuring leases for both the short and long-term profitability of the store
Tailoring new store size and format to a smaller 5,500 sq. ft. footprint, thereby improving productivity
Selectively add more “A” mall locations where the Company is under-penetrated
Developing outlet strategy with specific merchandise catered to target customer
47 outlets stores now regularly priced with no product differentiation
Bringing new operating discipline
Comp store inventory down over 18% March ’09 vs. March ’08
Reducing SG&A for 2009 through headcount and expense reduction
Savings of over $1M per quarter
10% corporate headcount reduction
Smaller reduction in store operations headcount

Strategic Plan is Delivering Results (2Q Earnings)
2Q ’09 Preliminary Financial Results*
Net sales increased 3.3% to $191.2M
Comp store inventories down over 18% compared to March ‘08
Diluted loss per share expected to be in the range of $(0.06) to $(0.03)
Non-GAAP diluted earnings per share, excluding anticipated expenses, expected to be in the range of $0.02 to $0.05 compared to non-GAAP diluted loss per share in the range of $(0.20) to $(0.10)
No long-term debt and expected cash between $49M and $52M
3Q ’09 Guidance
Non-GAAP diluted earnings per share are expected to be in the range of $0.17 to
$0.27
Comparable store sales to be in the negative low-single digit to positive low-single digit range vs. comparable store sales decline of 6.5% in 3Q ’08
Results primarily driven by better than expected gross margin performance and careful expense control
* See Charlotte Russe’s April 8, 2009 press release for more information

Transformation Summary
Five-pronged strategy is compelling roadmap that is transforming Charlotte
Russe into top-tier fast fashion retailer
Focus is now on unit level profitability and less on unit growth
Charlotte Russe was losing its customers; We are now repositioning stores and inventory to appeal to target customers and meet or beat competition
Holding people accountable to delivering results
No money will be spent without an appropriate return on investment

Working to Maximize Shareholder Value

Fair and Impartial Sale Process
Given extremely challenging retail environment, Company announced it was engaged in a strategic review of alternatives, including a potential sale of the Company on
January 21 - one month before KarpReilly launched proxy contest
In direct response to shareholders and numerous expressions of interest from financial and strategic buyers, the Company began a fair and impartial sale process
Encouraged by level of interest from potential purchasers; First bids due in April
Expect to ask limited number of finalists to refine indications of interest for further evaluation by Board
Board believes process is in best interests of all shareholders
No assurance that a transaction will be done
Karp Opposes This Initiative;
Wants To Derail Fair, Impartial Process

Response to Allan Karp Proxy Challenge

9/06 - Karp's private equity funds sells 5.7M shares at $26.25 per share
11/06 - Management forecasts operating margin of 10% or better
Between August 4 - November 12, 2007 KarpReilly accumulates 1.2M shares
11/18/08 – Karp announces it may lower valuation of bid
7/07 - Karp resigns from Board
11/12/08 -Karp publicly announces intent to buy Company
11/24/08 - Karp withdraws proposal
11/07 - Karp seeks to buy Company
1/09 – Board announces evaluating strategic alternatives, including possible sale
New Charlotte Russe Board Addressing Legacy Issues
Between 9/06 – 2/07 - Karp's private equity funds sells remaining 1.9M shares
Company elects to take significant inventory markdowns
20
15
10
5
Jul
Oct
2007
Apr
Jul
Oct
2008
Apr
Jul
Oct
2009
6/06 – Management announces goal of double digit operating margins
7/07 - Company forced to lower guidance on operating margins; Board initiates review of operation
3/09 - Karp submits nominees to Board; Publicly declines to participate in competitive sale process

Charlotte Russe

22 Karp’s History of Opportunistic Actions

12/99 - Charlotte Russe completes IPO
9/06 - Karp's private equity fund sells 5.7M shares at $26.25 per share
7/07- Karp resigns from Board
11/08 - Board names new management team
35
30
25
20
15
10
5
Between 9/06 – 2/07 - Karp's private equity funds sell remaining 1.9M shares
370+ Stores Added Between 1997 - 7/07
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
9/96 - Saunders Karp Megrue (SKM) acquires 95% of Charlotte Russe (35 stores)
7/08- Chief Executive Officer Retires
8/08 - CFO and EVP, General Merchandising Manager left
Charlotte Russe

23 Karp Era at Charlotte Russe

10/07 – Company engages financial advisor; Announces strategic alternatives review
11/04 – SKM sold 1.5M shares, essentially liquidating its position
3/08 - Director resigns from Board
3/04 - SKM sold 1.7M shares
9/07 – CEO resigns
11/03 - SKM sold 1.9M shares
4/08 – SVP, General Merchandise Manager resigns
9/97 – Children's Place completes IPO
50
40
30
03/06 – CFO leaves Company
20
11/04 – Completes Disney Stores acquisition
7/08 - CFO resigns
10
12/07 – President resigns
950+ Stores Added Between 8/96 - 4/05
1996
1998
2000
2002
2004
2006
2008
8/96 - SKM invested $20 million in The Children's Place (35 stores)
5/02 – Completes acquisition of 23 Au Coin des Petits/Young Canada stores
2/07- Options Investigation: SEC said it was investigating whether company failed to maintain appropriate governance and internal controls; Forced to restate financials for 2003 - 2005 and Q1'06

Charlotte Russe

24 Karp Era at Children’s Place Management/Board Change

Children’s Place: Analyst Commentary
“PLCE now has a non-binding letter of intent to acquire and operate Disney stores under a license agreement. We remain cautious. As we have said before, we think this acquisition is a mistake and will be a distraction to the management team that has an inconsistent execution track record.”
Anne-Marie Peterson, Thomas Wiesel
June 3, 2004
“For us, the real issue is that PLCE needs to resolve is merchandising and inventory misses at TCP, and there remains little visibility there near term.”
Dorothy S. Lakner, CIBC World Markets
September 26, 2007
“Children’s Place recently hired retail consultants to help identify bloated areas of its cost structure. Management acknowledged that expense controls had slackened in recent years as strategic focus was weighted towards fueling top-
line and square footage growth without disciplined rationalization of ROI.”
Linda Tsai, MKM Partners
February 28, 2008

9/93 - Karp Joins Board
3/95 - Dollar Tree completes IPO
6/97 - SKM sold 3.1M shares
3/98 - SKM sold 3.4M shares
8/00 - SKM reduces position to 4%
3/05 – Authorizes $300M Stock Buyback
12/06 – $100M Accelerated Share Repurchase (part of 11/21/06 repurchase program)
8/07 – $100M Accelerated Share Repurchase (part of 11/21/06 repurchase program)
12/03 – Director Added
3/95 - SKM sold 1.3M shares
6/04 – Added two Directors
10/07 – Authorizes $500M Stock Buyback
9/01 – Chairman Retires
3/04 – CFO Demoted
10/07 – CFO Resigns
1,287+ Stores Added Between 12/94 – 12/00
10/03 – CEO Retires
6/96 - SKM sold 1.4M shares
4/99 - Karp Leaves Board
9/01 – Authorizes $100M Stock Buyback
3/06 – Company Acquires 138 stores from Deal$ for $30.5M
1993
1995
1996
1998
2000
2002
2004
2006
2008
3/95 – SKM owned 9.1M shares
11/02 – Authorizes $200M Stock Buyback
11/06 – Authorizes $500M Stock Buyback
9/93 - SKM bought 50% stake

Charlotte Russe

26 Karp Era at Dollar Tree Management/Board Change Stock Buyback

Dollar Tree: Analyst Commentary
“We remain concerned that Dollar Tree's larger store format is diluting most key operating metrics. As this concept becomes a bigger part of Dollar Tree's square footage, sales productivity, operating margin, new store productivity and
ROA continue to decline from peak levels.”
Alex Brown/Deutsche Bank
October 24, 2001
“The company has been aggressively building bigger stores (8,000-10,000 selling square feet), while expanding the footage of existing smaller stores (4,000-6,000 selling square feet). While management indicates that customers prefer the layout and the larger stores produce higher selling volumes, we have been concerned about the company’s declining return on invested capital (14% estimated in 2003 versus 20% in 1999) with the declines in sales per square foot attributable partly to store mix (sales per square foot of $175 for small stores, $140 for large).”
Mark Miller, William Blair
October 13, 2003
“DLTR’s investments in bigger stores and expanded distribution capacity have pressured the company's return on assets.
A number of key metrics, including sales per square foot, operating profit per square foot, inventory turns, and lease-
adjusted ROA, have deteriorated since 1999 as the company has built larger stores to respond to changing customer preferences.”
Meredith Adler, Lehman Brothers
February 24, 2005
“In fact, a number of key metrics, including sales per square foot, operating profit per square foot, inventory turns, and lease-adjusted ROA, all deteriorated from 1999-2004 as the company built larger stores. This deterioration is moderating with better performance in the 2005 class of stores. Nonetheless, the original idea that bigger stores allowed the company to respond better to changes in customer preferences has not shown itself to be fully successful to date.”
Meredith Adler, Lehman Brothers
November 23, 2005

Karp’s Private Company Track Record
Souper Salads Inc. – bankrupt after 10-years of ownership
California Café Restaurant Corp – bankrupt after six years of involvement
(too rapid expansion)
Party Concepts Inc. – bankrupt after three years of involvement (failed
“growth by acquisition” project)
World Bazaars, Inc. – liquidates after 20 months of involvement

Karp Has No Plan To Enhance Charlotte Russe
Karp has no mature retailing experience and no specific plan to improve performance; No evidence he plans to submit one
Karp repeatedly tried to buy Charlotte Russe at depressed stock levels
Most recently, he submitted a vague public proposal only to announce a few days later the acquisition “may be at a lower valuation” and then he withdrew it altogether shortly thereafter
Now he publicly scoffs at our fair and impartial sale process
No evidence Karp has abandoned his plan to buy Charlotte Russe, but he declines to participate directly in a process where he would have to compete with other investors and potential buyers
Current Board and Management Are Executing on Detailed Plan
That is Delivering Results and Moving the Company Forward

Karp Slate Are Not the Right Candidates
Messrs. Shaked and Bitton:
Have no public company board experience
No practical experience overseeing operation of publicly traded company, much less major national retailer like Charlotte Russe
No experience carrying out fiduciary responsibilities to protect shareholder interest
Are direct competitors
Each heads or supplies a fashion retail company that directly competes with Charlotte Russe
Mr. Shaked
Tilly’s - competes directly with Company for
customers, employees and retail space in
important markets in California, Nevada and
Florida, among others
Mr. Bitton
Buffalo David Bitton – originally made its name
in denim – a vital category with over $100
million in sales for Charlotte Russe
Now competes with Company and vendors
across wide product spectrum
If elected, would have access to important competitive information on Company’s marketing and sales plans, financing, real estate strategy, vendor relationships and costs
Mr. Bitton subject of multiple cases of civil litigation in Canada

Experienced Board & Best Corporate Governance Practices

Board is Active and Engaged
Board stepped in to fix business and is very engaged; Frequent meetings and discussions, 26 board meetings and 34 committee meetings throughout 2008
Members have frequent in-depth meetings with business unit leaders
Regularly monitors strategic plan implementation
Actively engaged in monitoring of sale process; Receiving regular updates from investment banker
Actively participated in recruitment of new management team
Committed to enhancing shareholder value

Strong Corporate Governance
Structure & Composition
Roles of Chairman and CEO separated
No staggered board; Full Board elected annually to one-year terms
Five independent and two management Directors
Five of the seven board members were newly elected in last four years: Longer tenure directors understand historical perspective, shorter tenure brings new insights, questions and debate
Compensation
Interests aligned with shareholders through director stock ownership requirements
Executive pay and compensation aligned with performance
Compensation packages determined by Compensation Committee, comprised solely of independent directors, based on advice of independent compensation consultant
Established a formal performance review process for CEO and section 16 officers of the company
Responsive to Shareholders
Directors may be removed with or without cause by a majority of the shares entitled to vote
Shareholders may act by written consent
Instituted an annual Board self-assessment
Initiated director continuing education requirements
Instituted succession planning
Charlotte Russe Corporate Governance Quotient (CGQ) is better than 76.1% retailing companies and
72.5% S&P 500 companies
Rights plan does not preclude an acquisition that is in the opinion of the Board in the best interests of stockholders

Experienced, Highly Qualified, Diversified Board
Jennifer Salopek
Director Since 2006
Former EVP – Tommy Hilfiger
Corporation
Former lead Partner –
PricewaterhouseCoopers
Consulting
Former SVP of Retail, VP
Strategic Planning– Calvin Klein
Len Mogil
Director Since 2001
Former Interim CEO & CFO –
Charlotte Russe
Former Group EVP– Phillips-
Van Heusen Corp.
Emilia Fabricant
Director Since 2008
Former President & Chief
Merchandise Officer – babystyle
Former Founder & CEO –
Cadeau Maternity
Former President – Katayone
Adeli
Former SVP – Barneys New
York, Inc.
Independent Director Independent Director Management Director
Audit Committee, Nominating and
Corporate Governance Committee

Experienced, Highly Qualified, Diversified Board
Michael J. Blitzer
Director Since 2007
Former Vice Chairman –
Phillips-Van Heusen Corp.
Former Director – Kate
Spade, LLC
Former Director –
LeSportsac Inc.
Paul R. Del Rossi
Director Since 2000
Chairman &CEO -
Northfork Partners, LLC
Former Chairman, CEO &
President - General
Cinema Theaters
John Goodman
Director Since 2008
Former CEO & President –
Mervyn’s
Former President &
General Manager Dockers
Brand – Levi Strauss & Co.
Former Senior Vice
President & Chief Apparel
& Home Officer – Kmart
Corporation
Former Senior Vice
President, Merchandising,
Planning and Production –
Gap, Inc.
Herbert J. Kleinberger
Director Since 2007
Former Leader of Global
Retail Strategy Practice–
IBM’s Global Business
Services Group
Former Leader of Retail
Consulting Practice–
PricewaterhouseCoopers
Consulting
Independent Director Independent Director Management Director Independent Director
Audit Committee,
Compensation Committee
Compensation Committee,
Nominating and Corporate
Governance Committee
Audit Committee,
Compensation Committee

Summary: Reject Karp Slate Vote the WHITE Proxy Card

Reject Karp Slate
Mr. Karp was de facto leader of Board when Company pursued a strategy to boost top-line growth, resulting in current legacy issues
Mr. Karp has twice tried to buy Charlotte Russe via private, uncompetitive transactions; No evidence to suggest his agenda has changed
Mr. Karp could potentially disrupt current sale process and derail initiatives underway (seeking half of non-management directors)
Mr. Karp’s nominees -- Messrs. Shaked and Bitton -- have no public company board experience;
Operate or supply competing retailers
Mr. Karp and his nominees have no mature retailing experience and no plan to improve performance
Mr. Karp has multiple examples at companies where he pushed rapid expansion, sold at a high and then the companies experienced declines; Four retail bankruptcies
Mr. Karp plans to remove the Chairman of the Board and a Director, both of whom were instrumental in promising efforts to address legacy issues, and the President and Chief Merchandising Officer whose merchandising and inventory initiatives are gaining traction – could derail success of value-creating strategic plan
Support the Charlotte Russe Board and Management – Vote the WHITE Proxy Card

Vote the White Proxy Card
Charlotte Russe has a Board and management team with deep mature retail experience
The Board recognized legacy issues, moved aggressively to develop new strategy and identified a highly qualified new management team to execute a detailed performance improvement plan
Current quarter demonstrates plan is gaining traction
Responding to shareholders, the Board is conducting a robust, fair and impartial sale process to maximize shareholder value
Strong corporate governance profile
The Charlotte Russe Board and Management Are Committed
to Creating Value for All Shareholders
Vote the WHITE Proxy Card

Addendum

Experienced Senior Management Team
Name Experience Company
John D. Goodman
Chief Executive Officer
Charlotte Russe: Started November 2008
Mervyns: 6 months
Levi Strauss & Co. (USA): 3 yrs.
Kmart Corporation: 2 yrs.
GAP, Inc.: 11 yrs.
Bloomingdale’s Inc.: 8 yrs.
Former CEO and President – Mervyns
Former President, Dockers Brand – Levi Strauss & Co. (USA)
Former Senior Vice President, Chief Apparel and Home Officer –
Kmart Corporation
Former Senior Vice President, Merchandising, Planning and
Production – Gap, Inc.
Bloomingdale’s Inc. – Executive Training Program
Emilia Fabricant
President & Chief
Merchandising Officer
Charlotte Russe: Started November 2008
babystyle: 2 yrs.
Cadeau Maternity: 6 yrs.
Katayone Adeli: 1 yr.
Barneys New York, Inc.: 10 yrs.
Former President, Chief Merchandise Officer – babystyle
Former Founder and CEO – Cadeau Maternity
Former President – Katayone Adeli
Former SVP – Barneys New York, Inc.
Frederick G. Silny
Chief Financial Officer
Charlotte Russe: Started November 2008
Guess?, Inc.: 5 yrs.
IHOP Corporation: 10 yrs.
Former CFO, Senior VP – Guess?, Inc.
Former CFO, Secretary – CarsDirect.com
Former CFO, VP, Finance and Treasurer – IHOP Corporation
Sandra Tillett
Executive VP – Store
Operations
Charlotte Russe: Started August 2008
Ann Taylor: 4 yrs.
Brown Shoe Co.: 6 yrs.
Pottery Barn: 1 yr.
Former SVP, Director of Stores, Regional VP- Ann Taylor
Former Regional Sales Director, Naturalizer Retail Division –
Brown Shoe Co.
Edward Wong
Chief Operation Officer
Charlotte Russe: 4 yrs.
Factory2-U Stores: 1 yr.
ProfitLogic Inc.: 1 yr.
Gymboree Corp.: 2 yrs.
Former SVP, Supply Chain and Technology – Gymboree Corp.
Former EVP, Supply Chain and Technology – Factory2-U Stores
Former VP, Solution Design – ProfitLogic Inc.
Former VP, Retail Engagement Executive – i2 Technologies

Three Qualified Directors Being Targeted
Jennifer C. Salopek has over 20 years of experience in the retail and apparel industries. She has served as a member of our Board of Directors since February 2006 and is currently the Board’s Chairman. She also currently serves as a
Principal with ARC Business Advisors LLC. Prior to co-founding ARC Business Advisors LLC, she was Executive Vice
President at Tommy Hilfiger Corporation from July 2004 to June 2005, where she was responsible for global strategic planning, brand positioning and business development. Previously, Ms. Salopek served as a lead Partner for the strategic consulting practice of PriceWaterhouseCoopers (PwC) Consulting. After PwC Consulting was acquired by
IBM, she was co-director for IBM’s Institute for Business Value, a global think tank for the industry. From 1994 to
1999, Ms. Salopek worked for Calvin Klein where she served as Vice President of Strategic Planning and subsequently
Senior Vice President of Retail, where she managed the company’s global network of stores. She began her career in
1983 at PriceWaterhouse, where she became a Certified Public Accountant, and worked for their Management
Horizons retail consulting practice from 1989 to 1994. She received her bachelor’s and masters degrees in Business
Administration from The Ohio State University.
Emilia Fabricant has served as a member of our Board of Directors and as our President and Chief Merchandising
Officer since November 2008.  From May 2007 to November 2008, she served as President and Chief Merchandising
Officer of babystyle ®, a maternity, infant and baby retailer, which voluntarily filed for chapter 11 bankruptcy in
2009. In 2002, Ms. Fabricant founded Cadeau Maternity, a company created to offer elegant, fashion-forward maternity clothes, and served as Cadeau Maternity’s Chief Executive Officer until its purchase by babystyle in May
2007. Prior to launching Cadeau Maternity, Ms. Fabricant was President of Sales and Product Development for
Katayone Adeli, and prior to that, she served as Senior Vice President, Barneys New York Co-op and Women’s Outlet
divisions.  Ms. Fabricant spent 10 years at Barneys, and was credited for pioneering and launching “Procreation,”
Barneys’ private-label maternity line, and leading the standalone Co-op expansion. She earned a bachelor’s degree from Drew University.

Three Qualified Directors Being Targeted
Leonard H. Mogil has over 35 years of financial, operation and retail experience, and has served as a member of our
Board of Directors since August 2001. From July 2008 to November 2008, Mr. Mogil served as Charlotte Russe’s
Interim Chief Executive Officer and Chief Financial Officer, during which time he helped lead the Company’s turnaround efforts. From 1989 until his retirement in 2001, he served in a number of executive capacities, including
Group Executive Vice President, at Phillips-Van Heusen Corporation, one of the world’s largest apparel companies. Prior to joining Phillips-Van Heusen, Mr. Mogil held executive positions at Allied Stores Corporation, where he was primarily responsible for all financial and operational aspects of the business. From 1976 to 1987, he progressed through the senior executive ranks at various Allied Stores’ divisions holding several executive management positions, including: President, Joske’s of Texas; Controller, Gertz Department Stores; and Senior Vice
President of Controls and Operations, Block’s Department Stores. Mr. Mogil, a Certified Public Accountant, began his professional career at the accounting firm of Touche Ross & Co. He received a bachelor’s degree from Brooklyn
College.

Other Highly Qualified Directors
Michael J. Blitzer has over 35 years of operating, retail and wholesale experience, and has served as a member of our Board of Directors since July 2007.  Mr. Blitzer spent more than 20 years of his career at Phillips-Van Heusen Corporation, one of the world’s largest apparel companies, in various executive merchandising positions in women’s and menswear, accessories and footwear.  He served as Vice Chairman of the Phillips-Van Heusen Corporation from September 1997 until he retired in 2002.  Mr. Blitzer began his career at Macy’s serving in several leadership positions, including Vice President, Divisional Merchandise Manager, Women’s Sportswear; Vice President, Store Manager
of the largest branch at the time; and Merchandise Manager.  Since 2002, Mr. Blitzer has worked with a variety of apparel and accessories companies, including Neiman Marcus Group, where he served on the Board of Directors of Kate Spade, LLC assisting in the turnaround and eventual sale of the company to Liz Claiborne.  Following the sale, he helped Liz Claiborne identify and recruit Kate Spade’s new management team. From September 2003 through January 2006, he was a member of the Board of Directors of LeSportsac Inc. and was responsible for managing the business and the successful turnaround and ultimate sale of the company.  Mr. Blitzer currently serves on the
Board of Directors of Modell’s Sporting Goods. He received a bachelor’s degree from the University of Rhode Island.
Paul R. Del Rossi has over 25 years of operational experience, and has served as a member of our Board of Directors since January 2000.
Mr. Del Rossi is currently Chairman and Chief Executive Officer of Northfork Partners, LLC, a diversified investment company specializing in commercial and residential real estate development.  Mr. Del Rossi spent 20 years of his career with General Cinema Theatres. From 1983 to 1997, he served as President and Chief Executive Officer of the Company and was responsible for leading its nationwide expansion effort.
Mr. Del Rossi also served as Chairman of General Cinema Theatres from 1997 to 2003 and oversaw the launch of its international presence into the Latin American market. Prior to joining General Cinema Theatres, Mr. Del Rossi was Senior Vice President of the Venture Capital
Group at The Boston Company. He received a bachelor’s degree from Harvard College and an MBA from Harvard Business School.
John D. Goodman has served as a member of our Board of Directors and as our Chief Executive Officer since November 2008. Mr. Goodman has more than 20 years of experience in the retail industry. Prior to joining Charlotte Russe, from April 2008 to October 2008, he served as
President and Chief Executive Officer of Mervyns LLC department stores, a mall-based retailer offering family-focused fashions and home
décor, which voluntarily filed for chapter 11 bankruptcy in 2008. Prior to joining Mervyns, Mr. Goodman served as President and General
Manager of the Dockers brand at Levi Strauss & Co from June 2005 to March 2008. Prior to that, he was Senior Vice President and Chief
Apparel and Home Officer for Kmart Holding Corporation from December 2003 to May 2005, and earlier in his career he held various executive positions at Gap, Inc. where he was instrumental in the launch of the Banana Republic Factory Stores and Old Navy Outlet stores.
Mr. Goodman began his career in the Executive Training Program at Bloomingdale’s. He earned a bachelor’s degree from the University of
Maryland in 1986.
Herbert J. Kleinberger has over 25 years of retail consulting experience and has served as a member of our Board of Directors since
October 2007. Mr. Kleinberger currently serves as a Principal for ARC Business Advisors LLC, advising companies serving the retailing industry. He also serves as an Adjunct Associate Professor at the New York University Stern School of Business. Mr. Kleinberger spent most of his career building and leading the retail consulting practice of Price Waterhouse/PwC Consulting and joined IBM in 2002 when PwC sold their consulting business to IBM. While at IBM he was global leader for the retail strategy practice, and was responsible for publishing several landmark whitepapers on the future of the retailing industry. He received a bachelor’s degree from State University of New York and an MBA from the University of Pennsylvania’s Wharton School and he attended the advanced management program at Northwestern
University’s Kellogg School.

Getting the Facts Straight
Claim
Mr. Karp claims he does not seek
control of the Board.
Claim
Mr. Karp faults the incumbent
Board for not owning more shares
of the Company.
Claim
Mr. Karp cites rising SG&A costs,
including consulting fees, as sign
that Company needs greater
expense control.
Truth
If successful, he would control
half of the non-management
directors and could be in a
position to prevent a sale of the
Company. He would also have
forced the only two women on
the Board of this women’s
fashion retailer and two leaders
of the turnaround effort from
the Board.
Truth
Since mid-2008, Board has
been dealing with material non-
public information and so has
been prohibited by law from
purchasing shares.
Board Compensation program
aligns Directors’ interests with
shareholders; Significant
portion of compensation in
restricted stock.
Directors must acquire certain
number of shares during a 5-
year period; All directors
committed to ownership
positions.
Truth
Increases in SG&A began
in 2007 when Mr. Karp was the
largest shareholder and most
influential Board member.
For vast majority of his tenure,
SG&A costs included $250,000
in annual consulting fees paid
to Karp’s company.
Charlotte Russe is reducing
SG&A for 2009 by cutting
headcount at the corporate and
field levels as well as other
expenses, resulting in savings
of over $1 million per quarter.

Analyst Commentary
“While the external events that have taken place recently, including the Board's decision to undertake a strategic review of the company, the engagement of an investment banking firm to pursue a sale of the company (which we attribute to the Board's belief that it is its fiduciary duty to consider legitimate offers) and
KarpReilly's intention to nominate a slate of 3 nominees (2 of which could theoretically be considered competitors of the company) to the Board of Director's at the company's annual meeting on April 28th, are getting a lot of attention and are likely one of main reasons behind the recent rise in the CHIC stock's price, we would like to draw some of the attention to the progress the new team, which has only been in place a little over 4 months, has made at the store level. In fact, based on our channel checks over the past several weeks, we have been pleasantly surprised by the transformation in progress.”
Elizabeth Pierce, Roth Capital Partners
March 20, 2009
“CHIC is financially strong enough to weather more of the storm, a sale is not out of necessity at this juncture.”
Amy Noblin, Pali Capital
March 16, 2009
“Given the nomination news, ‘even though KarpReilly has not announced another offer, it appears they remain interested,’ said Wedbush Morgan Securities analyst Betty Chen. ‘This is probably why the board recommended against their nominations,’ she said. ‘Landing board seats does not preclude KarpReilly from making another offer for the company,’ she added.”
TheDeal.com quoting Betty Chen, Wedbush Morgan Securities
March 9, 2009
“The interim management team has done a commendable job of identifying opportunities to improve the company, creating a plan to fix the business and building the management team to execute the plan.”
Adrienne Tennant, FBR Capital Markets
November 13, 2008
“CHIC named CEO John D. Goodman (fmr at Mervyn's), CFO Fred Silny (fmr at Guess), and Chief Merchant Emilia Fabricant (fmr at babystyle) as its new management team - removing a lingering concern surrounding leadership. We'd characterize the team as solid with relevant experience and a win for CHIC.”
Jeffrey P. Klinefelter, Piper Jaffray
November 13, 2008

Lowest Sales Per Square Foot Sourcing
1.
According to its Form 10-K for the 2008 fiscal year. Refers to Abercrombie and Fitch concept only.
2.
According to its Form 10-K for the 2008 fiscal year.
3.
According to its Form 10-K for the 2008 fiscal year.
4.
Calculated using Average Unit Volume and Average Store Square Feet as disclosed in the 2008 Form 10-K.
5.
According to the Coverage Report by Cowen, dated March 23, 2009.
6.
As disclosed in the Company’s 10K for the 2008 fiscal year.
7.
According to the transcript of its conference call to discuss fiscal 2008 3rd quarter results.
8.
According to its Form 10-K for fiscal year 2007.
9.
As adjusted for 1% comp. increase.
10.
According to its Form 10-K for the 2008 fiscal year.
11.
According to its Form 10-K for the 2008 fiscal year.
12.
According to its Form 10-Q for the third quarter of the 2008 fiscal year.
13.
As adjusted for 5% comp. decline.
14.
According to its Form 10-K for the 2008 fiscal year; includes Limited Too and Justice.
15.
According to the Cowen BKE report dated March 23, 2009.
16.
Represent Latest 12 Months for Wet Seal concept only calculated using disclosure in its Form 10-K for fiscal year 2008 and its third quarter 2008 Form 10-Q.
17.
According to its Form 10-K for the 2008 fiscal year.